Exhibit 10.1

AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT
This AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT is dated as of November 17, 2016 (this “Amendment”), among AMERESCO, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the "Guarantors" and collectively with the Borrower, the "Loan Parties"), THE LENDERS PARTY HERETO (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent (the “Agent”).
WHEREAS, the Loan Parties, the Lenders, and the Agent are parties to that certain Third Amended and Restated Credit and Security Agreement dated as of June 30, 2015, as heretofore amended, among the Borrower, the Guarantors, the Lenders, and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Loan Parties, the Agent and the Lenders wish to increase the amount of the Term Loan to $30,000,000 and extend its Maturity Date, and accordingly revise certain provisions of the Credit Agreement, as described herein;
NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Credit Agreement is hereby amended as follows:
1.Capitalized Terms. Except as otherwise expressly defined herein, all capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.
2.Amendment to Credit Agreement.
(a)Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Maturity Date,” “Term Loan,” “Term Loan Commitment” and “Term Loan Lender” in their entirety and replace them with the following:
“Maturity Date” means (a) with respect to the Revolving Facility, June 30, 2020, and (b) with respect to the Term Facility, June 30, 2020; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.
“Term Loan” means (i) the $17,142,857.12 Term Loan made by the Lenders to the Borrower at the Effective Time, and (ii) at the Term Amendment Effective Time, the $30,000,000 Term Loan of which $20,000,000.03 will be advanced by the Term Lenders to the Borrower on the Term Amendment Effective Time for the purpose of repaying outstanding indebtedness under the Revolving Facility.
“Term Loan Commitment” means with respect to each Term Loan Lender, the agreement of such Lender to retain the outstanding balance of its portion of the Term Loan under the Prior Credit Agreement to the Borrower at the Effective Time, and to make additional Term Loan advances to increase the Term Loan to $30,000,000.00 at the Term Amendment Effective Time. The aggregate original amount of the Term Loan Commitments, equaling the outstanding balance of the Term Loans under the Prior Credit Agreement, was $17,142,857.12 as of the Effective Time and, equaling the aggregate amount of the Term Loan Commitments in effect, is $30,000,000.00 as of the Term Amendment Effective Time. The amount of each Term Loan Lender’s Term Loan Commitment is set forth on Schedule 2.1.
“Term Loan Lender” means, (a) a Lender that has a Term Loan Commitment set forth opposite its name on Schedule 2.1 and (i) who has retained a portion of the Term Loan under the Prior Credit Agreement at the Effective Time and (ii) who advanced additional Term Loans as of the Term Amendment Effective Time, and (b) thereafter, the Lenders from time to time holding an interest in the Term Loan after giving effect to any assignments thereof permitted by Section 12.6.

(b)Section 1.1 of the Credit Agreement is further hereby amended to add the following defined terms in alphabetical order:
“Amendment No. 4” means Amendment No. 4 to Third Amended and Restated Credit Agreement dated as of November 17, 2016, among the Borrower, the Guarantors, the Lenders and the Agent.
“Term Amendment Effective Time” means the date on which each of the conditions of the effectiveness of Amendment No. 4 pursuant to Section 6 thereof has been satisfied.
(c)Clause (v) of the definition of “EBITDA” in Section 1.1 of the Credit Agreement is hereby amended to delete the words “Effective Date” and replace them with the words “Effective Time.”
(d)Paragraph (g) of Section 2.1 of the Credit Agreement are hereby deleted in its entirety and replaced with the following new paragraph (g):
(g)    Revolving Notes. Prior to the Restatement Date, the Borrower shall prepare, execute and deliver to each Revolving Lender requesting a note evidencing the Revolving Loans owed to it a Revolving Note in the principal amount of such Lender’s Revolving Commitment. Prior to the Term Amendment Effective Time, the Borrower shall prepare, execute and deliver to each Revolving Lender requesting a replacement note to evidence the Revolving Loans owed to it a Revolving Note in the principal amount of such Lender’s Revolving Commitment in effect as of the Term Amendment Effective Time. Thereafter, the Revolving Loans of each Revolving Lender evidenced by such Revolving Note and interest thereon shall at all times (including after assignment pursuant to Section 12.6) be represented by one or more promissory notes in such form payable to the order of the payee named therein.
(e)Paragraphs (a), (c) and (e) of Section 2.2 of the Credit Agreement are hereby deleted in their entirety and replaced with the following new paragraphs (a), (c) and (e):
(a)    Funding of the Term Loan. Subject to the terms and conditions set forth herein, each Term Loan Lender agrees to retain its portion of the Term Loan outstanding under the Prior Credit Agreement in Dollars in the full amount of its Term Loan Commitment at the Effective Time. Subject to the terms and conditions set forth herein in Amendment No. 4, each Lender shall make an additional Term Loan to the Borrower so that the aggregate amount of the Term Loan as of the Term Amendment Effective Time shall be increased to the amount of such Term Lender’s Term Loan Commitment as of the Term Amendment Effective Time. From and after the Term Amendment Effective Time, all references to the Term Loan shall refer to the Term Loan as so increased. Principal amounts of the Term Loan that have been repaid or prepaid may not be reborrowed.
....
(c)    Repayment of Term Loan. The Borrower hereby unconditionally promises to pay to the Agent for the account of the Term Loan Lenders quarterly principal installments in respect of the Term Loan on the last day of each quarter (i) commencing September 30, 2015 and through September 30, 2016, in the amount of $1,428,571.43, and (ii) commencing on December 31, 2016, in the amount of $1,500,000.00. To the extent not previously paid, the Term Loan shall be due and payable in full on the Maturity Date of the Term Facility.
….
(e)    Term Note. Prior to the Effective Time, the Borrower shall prepare, execute and deliver to each Term Loan Lender requesting a note to evidence the Term Loans owed to it a Term Note in the principal amount of such Lender’s Term Loan Commitment. Prior to the Term Amendment Effective Time, the Borrower shall prepare, execute and deliver to each Term Loan Lender requesting a replacement note to evidence the Term Loans owed to it a Term Note in the principal amount of such Lender’s Term Loan Commitment in effect as of the Term Amendment Effective Time. Thereafter, such Term Loan Lender’s portion of the Term Loan evidenced by such Term Note and interest thereon shall at all times (including after assignment pursuant to Section 12.6) be represented by one or more promissory notes in such form payable to the order of the payee named therein.
For the avoidance of doubt, paragraphs (b) and (d) of Section 2.2 are not amended and remain in full force and effect.
(f)Schedule 2.1 of the Credit Agreement is deleted in its entirety and replaced with the revised Schedule 2.1 attached hereto. The Revolving Credit Commitments shall be adjusted on the Term Amendment Effective time in accordance with Schedule 2.1.
3.Confirmation of Guaranty by Guarantors. Each Guarantor hereby confirms and agrees that all indebtedness, obligations or liability of the Borrower under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Guaranteed Obligations” under and as defined in the Credit Agreement and, subject to the limitation set forth in Section 4.1 of the Credit Agreement, are guaranteed by and entitled to the benefits of the Guaranty set forth in Article 4 of the Credit Agreement. Each Guarantor hereby ratifies and confirms the terms and provisions of such Guarantor’s Guaranty and agrees that all of such terms and provisions remain in full force and effect.
4.Confirmation of Security Interests. Each Loan Party (other than the Special Guarantors) hereby confirms and agrees that all indebtedness, obligations and liabilities of the Loan Parties under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Secured Obligations” under and as defined in the Credit Agreement and are secured by the Collateral and entitled to the benefits of the grant of security interests pursuant to Article 5 of the Credit Agreement. The Loan Parties (other than the Special Guarantors) hereby ratify and confirm the terms and provisions of Article 5 of the Credit Agreement and agree that, after giving effect to this Amendment, all of such terms and provisions remain in full force and effect.
5.No Default; Representations and Warranties, etc. The Loan Parties hereby confirm that, after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties contained in Article 6 of the Credit Agreement and the other Loan Documents (A) that contain a materiality qualification are true and correct on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (B) that do not contain a materiality qualification are true are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (ii) no Default or Event of Default shall have occurred and be continuing. Each Loan Party hereby further represents and warrants that (a) the execution, delivery and performance by such Loan Party of this Amendment (i) have been duly authorized by all necessary action on the part of such

Loan Party, (ii) will not violate any applicable law or regulation or the organizational documents of such Loan Party, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on such Loan Party or any of its assets that will have a Material Adverse Effect, and (iv) do not require any consent, waiver, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or any Person (other than the Agent and the Lenders) which has not been made or obtained; and (b) it has duly executed and delivered this Amendment.
6.Conditions to Effectiveness. The obligations of the Term Lenders to make the additional Term Loan advances under the Credit Agreement as amended by this Amendment, and this Amendment, shall not become effective until the receipt by the Agent of all of the following:
(a)counterparts of this Amendment duly executed by each of the parties hereto or written evidence reasonably satisfactory to the Agent that each of the parties hereto has signed a counterpart of this Amendment;
(b)a duly completed and executed replacement Revolving Note for the account of each Revolving Lender, and a duly completed and executed replacement Term Note for the account of each Term Loan Lender for each such Lender requesting the same, to be delivered to such Lender in exchange for such Lender’s existing Revolving Note and Term Note;
(c)such documents and certificates as the Agent or Special Counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Amendment or the other Loan Documents, all in form and substance reasonably satisfactory to the Agent and Special Counsel;
(d)evidence satisfactory to the Agent and its Special Counsel that the Loan Parties (other than the Special Guarantors) shall have taken or caused to be taken (or authorized the Agent to take or cause to be taken) all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments and made or caused to be made all such filings and recordings (other than filings or recordings to be made by the Agent on or after the Restatement Date) that may be necessary or, in the opinion of the Agent, desirable in order to create in favor of the Agent, for the benefit of the Lenders, valid and (upon such filing and recording) perfected First Priority security interests in the entire personal and mixed property Collateral;
(e)a certificate, dated the Term Amendment Effective Time and signed by a Responsible Officer, confirming compliance with the conditions set forth in the first sentence of Section 5 of this Amendment at the Term Amendment Effective Time;
(f)favorable written opinions (addressed to the Agent and dated the Restatement Date) of (i) Morgan, Lewis & Bockius LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Agent and Special Counsel and covering such matters relating to the Loan Parties, this Amendment, the other Loan Documents or the transactions contemplated hereby as the Agent shall reasonably request and (ii) local counsel to the Loan Parties in the following jurisdictions: Arizona, North Carolina, Nevada, Kentucky, Tennessee, Washington, and Ontario, Canada;
(g)a Loan Notice with respect to the additional Term Loans to be advanced at the Term Amendment Effective Time in the form of Exhibit B-1 to the Credit Agreement, but with references to “Revolving Credit Borrowing” in that form referring to “Term Loan Borrowing;” and

(h)payment by the Borrower to the Agent for the account of the Lenders of an amendment fee of $50,000, to be allocated to the Lenders in proportion to the increase in their respective Commitments at the Term Amendment Effective Time.
7.Miscellaneous.
(a)Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. This Amendment shall constitute a Loan Document. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.
(b)This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.
(c)This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
(d)The Loan Parties agree to pay all reasonable expenses, including legal fees and disbursements, incurred by the Agent in connection with this Amendment and the transactions contemplated hereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.
BORROWER

AMERESCO, INC.

By: /s/ John R. Granara, III
Name:    John R. Granara, III
Title:    Vice President & Chief Financial Officer

GUARANTORS

AMERESCO ENERTECH, INC.
AMERESCO FEDERAL SOLUTIONS, INC.
AMERESCO PLANERGY HOUSING, INC.
AMERESCO QUANTUM, INC.
AMERESCO SELECT, INC.
AMERESCOSOLUTIONS, INC.
APPLIED ENERGY GROUP INC.
SIERRA ENERGY COMPANY

By: /s/ John R. Granara, III
Name:    John R. Granara, III
Title:    Treasurer

AMERESCO SOUTHWEST, INC.

By: /s/ John R. Granara, III
Name:    John R. Granara, III
Title:    Vice President and Treasurer

E.THREE CUSTOM ENERGY SOLUTIONS, LLC,
By: Sierra Energy Company, its sole member

By: /s/ John R. Granara, III
Name:    John R. Granara, III
Title:    Treasurer

AMERESCO ASSET SUSTAINABILITY GROUP LLC
AMERESCO CT LLC
AMERESCO DELAWARE ENERGY LLC
AMERESCO EVANSVILLE, LLC
AMERESCO HAWAII LLC
AMERESCO INTELLIGENT SYSTEMS, LLC
AMERESCO LFG HOLDINGS LLC
AMERESCO PALMETTO LLC
AMERESCO SOLAR, LLC
AMERESCO SOLAR NEWBURYPORT LLC
AMERESCO STAFFORD LLC
AMERESCO WOODLAND MEADOWS ROMULUS LLC
SELDERA LLC
SOLUTIONS HOLDINGS, LLC

By: Ameresco, Inc., its sole member

By: /s/ John R. Granara, III
Name:    John R. Granara, III
Title:    Vice President & Chief Financial Officer

AMERESCO SOLAR - PRODUCTS LLC
AMERESCO SOLAR - SOLUTIONS LLC
AMERESCO SOLAR - TECHNOLOGIES LLC
By: Ameresco Solar LLC, its sole member
By: Ameresco, Inc., its sole member

By: /s/ John R. Granara, III
Name:    John R. Granara, III
Title:    Vice President & Chief Financial Officer

AGENT:

BANK OF AMERICA, N.A.

By: /s/ Darleen R DiGrazia
Name:    Darleen R DiGrazia
Title:    Vice President

LENDERS:

BANK OF AMERICA, N.A.

By: /s/ John F. Lynch
Name:    John F. Lynch
Title:    Senior Vice President

WEBSTER BANK, N.A.

By: /s/ Raymond C. Hoefling
Name:    Raymond C. Hoefling
Title:    Senior Vice President

Schedule 2.1
Lenders and Commitments

Revolving Credit Commitment

Lender	Commitment	Applicable percentage
Bank of America, N.A.	$42,000,000	70.000000000%
Webster Bank, N.A.	$18,000,000	30.000000000%
Total Revolving Credit Commitments:	$60,000,000	100%

Term Loan Commitment

Lender	Commitment	Applicable percentage
Bank of America, N.A.	$21,000,000	70.000000000%
Webster Bank, N.A.	$9,000,000	30.000000000%
Total Term Loan Commitments:	$30,000,000	100%

Swing Line Commitment

Lender	Commitment	Applicable percentage
Bank of America, N.A.	$5,000,000	100%
Total Swing Line Commitments:	$5,000,000	100%